EXHIBIT 10.54


                   ACKNOWLEDGMENT AND CONFIRMATION OF GUARANTY

                  This ACKNOWLEDGEMENT AND CONFIRMATION OF GUARANTY (this "Acknowledgement") is dated as of September 29, 1998, entered into by each of the undersigned (each a "Guarantor" and together the "Guarantors"), for the benefit of U.S. Bank Trust National Association, a national association formerly known as First Trust National Association ("Trustee"), and is made with reference to that certain Second Supplemental Indenture, dated as of the date hereof (the "Second Supplemental Indenture"), by and between Elsinore Corporation, a Nevada corporation ("Company"), the Guarantors listed therein, and Trustee. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Second Supplemental Indenture.

                             PRELIMINARY STATEMENTS

                  A. Company entered into that certain Amended and Restated Indenture, dated as of March 3, 1997, by and between Company, the Guarantors listed therein, and Trustee (as amended, modified and supplemented by the First Supplemental Amended and Restated Indenture, dated as of September 18, 1997, among Company, Trustee, Elsub Management Corporation, Four Queens, Inc., and Palm Springs East, Limited Partnership, the "Indenture,") and such Indenture, as amended, modified and supplemented by the First Supplemental Amended and Restated Indenture, dated as of September 18, 1997, among Company, Trustee, Elsub Management Corporation, Four Queens, Inc., and Palm Springs East, Limited Partnership, and by the Second Supplemental Indenture, being the "Amended Indenture."

                  B. The parties to the Indenture desire to amend, modify and supplement the Indenture pursuant to the Second Supplemental Indenture.

                  C. Guarantors desire expressly to confirm the foregoing matters and to acknowledge for purposes of clarification that all obligations of Company under the Second Supplemental Indenture are obligations guaranteed by the Guarantors.

                  NOW,  THEREFORE,  in  consideration  of the  premises  and the
agreements,   provisions  and  covenants  herein  contained,  Guarantors  hereby represent and agree as follows:

                  1. Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Second Supplemental Indenture, and each other document delivered in connection therewith to which it is a party. Each Guarantor hereby consents to the execution and delivery of the Second Supplemental Indenture.

                  2. Each Guarantor hereby acknowledges and confirms that it is the intent of such Guarantor that the Guaranty to which it is a party will continue to guaranty to the fullest extent possible the payment and performance of all of Company's obligations under the Amended Indenture, including without limitation, the payment and performance of all obligations of Company to pay fees with respect to, and to repay the New Notes issued under the Amended Indenture. Each Guarantor further agrees that any existing Guaranty may be affixed to a New Note to evidence each such Guarantor's guaranty.

                  3. Each Guarantor acknowledges and agrees that any of the agreements or documents related to the Indenture to which it is a party or otherwise bound (i) shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of the Second Supplemental Indenture and (ii) will guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all obligations of the Company under the New Notes and under the Amended Indenture. Each Guarantor represents and warrants that all representations and warranties contained in the Indenture and any agreement or document related thereto to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the date thereof to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  4. Each Guarantor acknowledges and agrees that nothing in the Indenture, the Second Supplemental Indenture or any other agreement or document shall be deemed to require the consent of such Guarantor to any future amendments to the Second Supplemental Indenture.

                  5. THIS ACKNOWLEDGEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                  6. This Acknowledgment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

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                  IN WITNESS  WHEREOF,  each of the  undersigned  Guarantors has caused this Acknowledgement and Confirmation to be duly executed and delivered by its officer thereunto duly authorized as of the date first written above.

                                    ELSUB MANAGEMENT CORPORATION

                                    By:   /s/ S. Barton Jacka
                                    Name:  S. Barton Jacka
                                    Title:  President


                                    FOUR QUEENS, INC.

                                    By:   /s/ William L. Westerman
                                    Name:  William L. Westerman
                                    Title:  President


                                    PALM SPRINGS EAST, LIMITED PARTNERSHIP

                                    By:      ELSUB MANAGEMENT CORPORATION,
                                             its general partner

                                             By:   /s/ S. Barton Jacka
                                             Name:  S. Barton Jacka
                                             Title:  President